Exhibit 3.846

FILED IN THE OFFICE OF THE	Articles of Incorporation	Filing fee:
SECRETARY OF STATE OF THE STATE OF NEVADA	(PURSUANT TO NRS78) STATE OF NEVADA Secretary of State	Receipt #:

C14710-97 JUL 09 1997 (For filing office use)	(For filling office use)
/s/ Dean Heller                      IMPORTANT: Read instructions on reverse side before completing this form.
DEAN HELLER, SECRETARY OF STATE                      TYPE OR PRINT (BLACK INK ONLY)
1.	NAME OF CORPORATION: RI/SSDS Merger Corp.

2.	RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: THE CORPORATION TRUST COMPANY OF NEVADA

Street Address:	One East	First Street	Reno, NV	89501

	Street No.	Street Name	City	Zip
3.	SHARES : (number of shares the corporation is authorized to issue) Number of shares with par value: 1,000 Par value: 0.01 Number of shares without par value:
4.	GOVERNING BOARD : shall be styled as (check one): ☑ Directors Trustees
The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

Harris W. Hudson	450 East Las Olas Blvd., Suite 1200, Fort Lauderdale, Florida 33301

Name	Address	City/State/Zip

Name	Address	City/State/Zip
5.	PURPOSE (optional — see reverse side): The purpose of the corporation shall be:

6.	OTHER MATTERS : This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached

7.	SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be (Illegible))

(Attach additional pages if there are more than two incorporators.)

Madonna Cuddihy	Victoria Goldstein

Name (print)	Name (print)
1200 S. Pine Island Road, Plantation, Florida 33324	1200 S. Pine Island Road, Plantation, Florida 33324

Address City/State/Zip	Address City/State/Zip

/s/ Madonna Cuddihy	/s/ Victoria Goldstein

Signature	Signature

State of Florida Country of Broward	State of Florida Country of, Broward

This instrument was acknowledged before me on ,19, , by Victoria Goldstein	This instrument was acknowledged before me on ,19 , by Madonna Cuddihy

Name of Person	Name of Person

as incorporator of RI/SSDS Merger Corp.	as incorporator of RI/SSDS Merger Corp.

(name of party on behalf of whom instrument was executed)	(name of party on behalf of whom instrument was executed)

/s/ Barbara Burke	/s/ Barbara Burke

Barbara Burke	Barbara Burke
8.	CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
The Corporation Trust Company of Nevada hereby accept appointment as Resident Agent for the above named corporation.

The Corporation Trust Company of Nevada By:	7/9/97

Signature of Resident Agent (Assistant Secretary)	Date
TOTAL P. 03

JUL-21-1997	16:03	CT CORP-PLANTATION	P. 03/03
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
(Before Payment of Capital or Issuance of Stock)            Filed by:

Victoria Goldstein	and	Madonna Cuddihy

name of incorporator or director		name of incorporator or director
certify that:
     1. They constitute at least two-thirds of the original incorporators or of the directors of RI/SSDS Merger Corp., Nevada corporation.
     2. The original Articles were filed in the Office of the Secretary of State on July 9, 1997.
     3. As of the date of this certificate, no stock of the corporation has been issued.
     4. They hereby adopt the following amendments to the articles of incorporation of this corporation:
     Article First is amended to read as follows:
     The name of the corporation is RI/SSDS Acquisition Corp.
FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
JUL 21 1997
C14710-97

(Illegible)
/s/ Victoria Goldstein

signature
/s/ Madonna Cuddihy

signature

State of Florida County of Broward	}	ss.
On  August 4, 1997 , personally appeared before me, a Notary Public, Victoria Goldstein and Madonna Cuddihy, who acknowledged that they executed the above instrument.

OFFICIAL NOTARY SEAL JOAN T. WARREN COMMISSION NUMBER CC605668 COMMISSION EXPIRES DEC. 5, 2000
/s/ Joan T. Warren

Signature of Notary
(NEV.-987-10/27/95)
TOTAL P. 03

JUL-21-1997	16:28	CT CORP-PLANTATION	P.06/06
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
(Before Payment of Capital or Issuance of Stock)            Filed by:

Victoria Goldstein	and	Madonna Cuddihy

name of incorporator or director		name of incorporator or director
certify that:
     1. They constitute at least two-thirds of the original incorporators or of the directors of RI/SSDS Aquisition Corp., a Nevada corporation.
     2. The original Articles were filed in the Office of the Secretary of State on July 9, 1997.
     3. As of the date of this certificate, no stock of the corporation has been issued.
     4. They hereby adopt the following amendments to the articles of incorporation of this corporation:
     Article First is amended to read as follows:
     The name of the corporation shall be Republic Silver State Disposal, Inc.
FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
AUG 04 1997
C14710-97

(Illegible)
/s/ Victoria Goldstein

signature
/s/ Madonna Cuddihy

signature

State of Florida County of Broward	}	ss.
On                                           , personally appeared before me, a Notary Public, Victoria Goldstein and Madonna Cuddihy, who acknowledged that they executed the above instrument.

OFFICIAL NOTARY SEAL JOAN T. WARREN COMMISSION NUMBER CC605668 COMMISSION EXPIRES DEC. 5, 2000
/s/ Joan T. Warren

Signature of Notary
(NEV.-987-10/27/95)